UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

USA MOBILITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51027	16-1694797

(State or other jurisdiction of
incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6677 Richmond Highway, Alexandria,
Virginia		22306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 718-6600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 11, 2005, USA Mobility, Inc. conducted a conference call for investors and other interested parties to discuss its financial results for the quarter ended March 31, 2005. The full transcript of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD

On May 11, 2005, USA Mobility, Inc. conducted a conference call for investors and other interested parties to discuss its financial results for the quarter ended March 31, 2005. The full transcript of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Transcript of Earnings Call of USA Mobility, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA MOBILITY, INC.

	By:	/s/ Thomas L. Schilling

Name: Thomas L. Schilling
Title: Chief Financial Officer
Dated: May 13, 2005

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Exhibit List

Exhibit Number	DESCRIPTION
99.1	Transcript of Earnings Call of USA Mobility, Inc.

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